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                                                                    Exhibit 10.2

                    REGISTRATION AGENCY CONTRACT ON PRODUCTS

                           MED-ANGIN AND MED-BRONCHOL

                                        CONTRACT NO.: BMP/ Klosterfrau 20050622a

PARTY A: MCM Klosterfrau Klosterfrau GmbH(Hereinafter referred to as "KLOSTERFRAU")

Address: Gereonsmithlengasse 1-11
         D-50670 Koln; Germany

PARTY B: Beijing Med-Pharma Co., Ltd.
    (Hereinafter referred to as "MED-PHARM")
Address: Room 2001, Capital Mansion, 6, Xinyuan South Road;
    Chaoyang District, Beijing 100004, China

WHEREAS:

- Party A intends to register Med-angin and Med-bronchol in Chinese relevant administrations so that the products can be marketed in China.

- Med-Pharm provides professional agency services including registrations and clinical trials of medical products for foreign pharmaceutical companies. The company is able to assist Party A in applying for registration of Products such as Med-angin and Med-bronchol in China.

THEREFORE:

In order to register Products of Med-angin and Med-bronchol in the State Food and Drug Administration (SFDA) as soon as possible, the two parties, after friendly and serious negotiation, have entered into the following agreement.

ARTICLE 1. NAME OF THE PROJECT AND COOPERATIVE AIM

1.1 Name: Application for registration of Products of Med-angin and Med-bronchol in SFDA

1.2 Aim: Party A hereby appoints party B as its consultant for the purpose of assisting Part A in obtaining "IMPORT DRUG LICENSE " for Products of Med-angin and Med-bronchol by the end of 2008.

ARTICLE 2. RIGHTS AND OBLIGATIONS OF PARTY A

2.1   To offer "Power of Attorney on Product Registrations" to Party B;

2.2 To preliminarily clear up all technical materials and samples of the registered products and offer them to Party B as soon as possible according to "Materials on Import Biological Products Application" by request of SFDA;

2.3 To cooperate with Party B actively and to offer required information include but not limited to supplementary documents, medicine packages and showpieces of labels in respect of information and advice provided by Party B and the instructions of SFDA;

2.4 To pay on time for the proceeding of the registration in order that registrations

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      can go smoothly. The details are stipulated in appendix 1;

2.5 If SFDA requires visit and examine KLOSTERFRAU manufacture in Germany, the expenditure should be borne by Party A;

2.6 Party B should not be responsible for the failure of the registrations if party A refuses to follow the provisions of SFDA and tests of product quality and clinical efficacy are not in accordance with the standards and requests of SFDA;

ARTICLE 3. RIGHTS AND OBLIGATIONS OF PARTY B

3.1   To start working upon receiving the first payment;

3.2 To provide list of the materials and documents required by registration application to Party A and to approach the relevant evaluation experts for professional opinion or to organize "product registration appraisal meeting" in time after receiving the above-mentioned materials so that the application can go smoothly;

3.3 To translate and clear up all materials and submit them to involved administrations following the instructions of SFDA;

3.4 To keep in touch with examining section and evaluation experts related to SFDA in different phases of application, and to coordinate different relations actively and to track and urge the registration;

3.5 To inform Party A of the development of the registration and relevant information periodically;

3.6 The registration is carried on phase and the fees are paid accordingly. The paid-up money will not be refunded.

ARTICLE 4. SECURITY ARTICLES

The two parties are obliged to keep secret all relevant information, technique documents, business secrecy and know-how got from the other. Each should never use them or disclose them to third parties without the other's authorization.

ARTICLE 5. TERM OF THIS AGREEMENT

This agreement will be terminated automatically with the achievement of the captioned registrations and Party A's pay-off.

ARTICLE 6. LIABILITY FOR BREACH

This agreement will govern the relationship between the two parties as long as the two parties come to it. Each should not modify or terminate it without notifying the other. The party, who breaches the clauses of this contract, should pay the other 30 percent of all disburse as compensation for such breach.

ARTICLE 7. APPLICABLE LAW

This contract should be governed by PRC's law.

ARTICLE 8. SETTLEMENT OF DISPUTES

Matters concerned and unsettled shall be settled through friendly negotiations between the parties. The proceedings, on which the parties come to an agreement, shall be

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confirmed in the form of memorandum. As attachment to this contract, this memorandum is an inseparable part of the contract and equal to the contract in legal effect. If the dispute cannot be settled through negotiations, the dispute shall be submitted to CIETAC which shall make a final decision in accordance with the arbitral rules thereof.

This contract has four copies and each party has two. This contract shall come into effect on the date when the authorized representative of each of the parties of the parties signs on it.

SUBSCRIBERS OF CONTRACT

PARTY A: MCM Klosterfrau Klosterfrau GmbH

         Signature and Seal:
                                                 /s/ Dr. Josef Hansen
                Friedrich Neukirch               ppa. Dr. Josef Hansen

         Date: 7/19/05   /s/ Friedrich Neukirch  MCM Klosterfrau GmbH & Co
                                                 Koln-Mitte
PARTY B: Beijing Med-Pharm Co., Ltd. (Seal)      Gereonsmithlengasse 1-11
                                                 50670 Koln
         Signature and Seal: [ILLEGIBLE]         Brief: Postfach 10 21 55
                                                        50461 Koln
         Date: 7/11/05

               [SEAL]
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APPENDIX I : CHARGE STANDARD AND MANNER OF PAYMENT

PARTY A: MCM Klosterfrau Klosterfrau GmbH
     (Hereinafter referred to as "KLOSTERFRAU")
Address: Gereonsmithlengasse 1-11
     D-50670 Koln; Germany

PARTY B: Beijing Med-Pharm Co., Ltd.
     (Hereinafter referred to as "MED-PHARM")
Address; Room 2001, Capital Mansion; 6, Xinyuan South Road;
     Chaoyang District, Beijing 100004; China

ITEM NAME: Products of Med-angin and Med-bronchol Registration Agency

CONTRACT NO.: BMW/Klosterfrau 20050622a

CONTRACTING DATE: 19.07.2005/Changed: 12.09.2005

CHARGE STANDARD:

In consideration for the services provided under this Contract, Part B shall get the aggregate fixed sum of USD One Hundred and Twenty Thousand ($120000)("Fee"), The fees don't include SFDA's officers and the evaluation experts' travel and visit to the manufacture in Germany. The fees shall be paid as follows:

                                    MONEY
              ITEM                Unit: US$                      PAYMENT TIME
--------------------------------  ---------   ----------------------------------------------------
Registration Project Med-         35,000  $   Party A should pay in a week after contracting
angin and Med-bronchol            35,000  $   Party A should pay in a week after submission
Expenditure                                   of the application to SFDA
                                  30,000  $   Party A should pay in a week after QC analysis
                                              started

QC analysis                       15,000  $   Party A should  pay in a week after NICPBP
                                              check and accept product samples

Organizing on clinical trial                  party A should pay in a week after receiving
                                              "Approval Document for Clinical Trial of Import
                                              Biological Product", the sum of money is about
                                              $220,000.00 including the service charge to Party B
                                              in the ratio of 10% on the total expenditure of
                                              clinical trial on the basis of negotiation with the
                                              SFDA and Chief investigator.

Taking IDL                         5,000  $   Party A should pay the final payment in a week after
                                              receiving the certificate of "IMPORT DRUG LICENSE"
                                              IN CHINA For Med-angin and Med-bronchol from Party
                                              B.

SUM TOTAL                         120,000 $